                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.    ESL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     September 30, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:    RBS Partners, L.P.
                                      Its:   General Partner

                                      By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             ---------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  October 4, 2016

2.    SPE I PARTNERS, LP

Item                                  Information

Name:                                 SPE I Partners, LP

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     September 30, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:    RBS Partners, L.P.
                                      Its:   General Partner

                                      By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             ---------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  October 4, 2016

3.    SPE MASTER I, LP

Item                                  Information

Name:                                 SPE Master I, LP

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     September 30, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:    RBS Partners, L.P.
                                      Its:   General Partner

                                      By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             ---------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  October 4, 2016

4.    RBS PARTNERS, L.P.

Item                                  Information

Name:                                 RBS Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     September 30, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:    ESL Investments, Inc.
                                      Its:   General Partner

                                      By:    /s/ Edward S. Lampert
                                             ---------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  October 4, 2016

5.    ESL INVESTMENTS, INC.

Item                                  Information

Name:                                 ESL Investments, Inc.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     September 30, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:
                                      By:    /s/ Edward S. Lampert
                                             ---------------------
                                      Name:  Edward S. Lampert
                                      Title: Chief Executive Officer
                                      Date:  October 4, 2016